UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2017
 Starbucks Corporation
(Exact Name of Registrant as Specified in its Charter)

Washington	0-20322	91-1325671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of Principal Executive Offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2017 Annual Meeting of Shareholders held on March 22, 2017, the shareholders of Starbucks Corporation (the "Company") voted on (1) the election of 14 directors nominated by the Board to serve until the 2018 Annual Meeting of Shareholders and until their successors are elected and qualified, (2) an advisory resolution to approve executive compensation, (3) an advisory resolution on the frequency of future votes on executive compensation, (4) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2017, and (5) a shareholder proposal regarding an amendment to the Company’s proxy access bylaw. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 27, 2017.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Howard Schultz	990,999,706	16,523,121	4,441,965	260,035,992
William W. Bradley	999,253,792	11,442,865	1,268,135	260,035,992
Rosalind Brewer	1,008,377,679	2,292,679	1,294,434	260,035,992
Mary N. Dillon	1,003,694,240	6,974,755	1,295,797	260,035,992
Robert M. Gates	1,007,941,656	2,752,470	1,270,666	260,035,992
Mellody Hobson	1,000,750,739	9,904,714	1,309,339	260,035,992
Kevin R. Johnson	1,002,292,443	8,393,588	1,278,761	260,035,992
Jørgen Vig Knudstorp	1,008,159,541	2,351,185	1,454,066	260,035,992
Satya Nadella	1,008,097,448	2,563,339	1,304,005	260,035,992
Joshua Cooper Ramo	1,008,209,122	2,305,281	1,450,389	260,035,992
Clara Shih	1,006,791,447	3,823,676	1,349,669	260,035,992
Javier G. Teruel	1,000,622,384	9,852,528	1,489,880	260,035,992
Myron E. Ullman, III	993,903,724	16,686,970	1,374,098	260,035,992
Craig E. Weatherup	985,697,352	24,873,350	1,394,090	260,035,992

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Resolution to Approve Executive Compensation	982,774,561	25,946,448	3,243,783	260,035,992

	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Proposal 3: Advisory Resolution on the Frequency of Future Advisory Votes on Executive Compensation	922,574,537	2,308,785	84,792,016	2,289,454	260,035,992

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending October 1, 2017	1,253,753,159	16,088,075	2,159,550	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5: Shareholder Proposal Regarding Amendment to Proxy Access Bylaw	285,346,809	721,573,866	5,044,117	260,035,992

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 27, 2017	By:	/s/ Lucy Lee Helm
Lucy Lee Helm
executive vice president, general counsel and secretary